UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: September 08, 2008 (Date of earliest event reported)
Eden Bioscience Corporation (Exact name of registrant as specified in its charter)

WA (State or other jurisdiction of incorporation)	0-31499 (Commission File Number)	91-1649604 (IRS Employer Identification Number)

14522 NE North Woodinville Way, Suite 202B, Woodinville, WA (Address of principal executive offices)		980072 (Zip Code)
425-806-7300 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Eden Bioscience Corporation announced that Bradley S. Powell, President and Chief Financial Officer of the Company, will resign from the Company, effective as of September 30, 2008, in order to pursue another career opportunity. The board of directors will be conducting a search for a potential candidate to fill the principal executive and principal financial and accounting officer positions held by Mr. Powell.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Eden Bioscience Corporation dated September 09, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 09, 2008	EDEN BIOSCIENCE CORPORATION By: /s/ Bradley S. Powell Bradley S. Powell President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Eden Bioscience Corporation dated September 09, 2008